FT 284

                     IOWA EQUITY GROWTH TRUST SERIES

           Supplement to the Prospectus dated October 21, 1998

Notwithstanding anything to the contrary in the Prospectus, an investor may aggregate same day purchases of primary Units of the Trust contained in the Prospectus and units of other unit investment trusts containing equity securities of which the Sponsor acts as Principal Underwriter and which are currently in the initial offering period for purposes of qualifying for the volume purchase discounts listed in the Prospectus. Investors who have executed a letter of intent indicating their intention to purchase a specified dollar amount of Units of any unit investment trust containing equity securities of which the Sponsor acts as Principal Underwriter from any broker/dealer during the initial offering period are eligible to receive a volume discount as set forth in the Prospectus based on the amount of intended aggregate purchases. The letter of intent will specify the amount of intended aggregate purchases which must be purchased over a 13-month period. The initial purchase made pursuant to a letter of intent must equal at least 5% of the amount of intended aggregate purchases. Units purchased with rollover proceeds, reinvested dividends, redemption or termination proceeds from other unit investment trusts or other similar transactions will not be counted to reach the amount of intended aggregate purchases. In the event that total purchases by an investor pursuant to a letter of intent over the 13-month period are less than the amount specified in the letter of intent, the selling broker/dealer shall take such action as is necessary to receive from the investor the difference between the amount the investor paid for units pursuant to the letter of intent and the amount which the investor would have paid if the higher sales charge had been applied. It is the responsibility of the selling broker/dealer to notify the Sponsor of each sale made pursuant to a letter of intent. In addition, investors may utilize their redemption or termination proceeds received from trusts sponsored by the Sponsor to purchase Units of the Trust subject only to any remaining deferred sales charge payments on such Units, deferred as described in the Prospectus. Unit holders who redeem units of trusts sponsored by the Sponsor should note that they will be assessed the amount of any remaining deferred sales charge on such units at the time of redemption. Dealers and other selling agents will be allowed a concession or agency commission on the sale of Units sold subject only to any remaining deferred sales charge payments on such Units equal to (I) $.22 per Unit on Units sold subject to a deferred sales charge of $.35 per Unit or (ii) 63% of the then current maximum remaining deferred sales charge on Units sold subject to a deferred sales charge of less than $.35 per Unit.

December 4, 1998